Exhibit 99.1
 A NASDAQ Traded Company - Symbol HBNC

  This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in Horizon’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.   Forward-Looking Statements

 Who We Are  *

 *  Horizon at a Glance  32 Locations Across Indiana and MichiganHeadquartered in Michigan City, IndianaRecord Earnings 14 out of Last 15 YearsMarket Capitalization of $224 Million$2.2 Billion in Total Assets$985 Million in AUMOwnership9% Insiders12% Employee Benefit Plans39% Institutional  * Market data as of May 20, 2015; financial data as of March 31, 2015

 Northwest Indiana/Southwest Michigan… The Right Side of Chicago

 Retail BankingBusiness BankingMortgage BankingWealth Management  Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles  *  Four Key Revenue Streams

 Horizon’s Story  Steady GrowthSuperior ReturnsFinancial StrengthConsistent Performance  *

 1Q15 Highlights  *

1Q15 Highlights

- Total Loan Growth - LQA 29%, YOY 33%
- Commercial Loan Growth - LQA 13%, YOY 32%
- Core Net Interest Margin Held Steady at 3.47% (1)
- Strong Mortgage Revenue Generated Redeployable Capital
- Opened Full-Service Carmel, Indiana Branch on February 23, 2015
- Announced Peoples Bancorp, Inc. Acquisition on February 19, 2015

(1) Core net interest margin excludes interest income from acquisition related purchase accounting adjustments

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 *  Net Income and Diluted Earnings per Share  2015 Off to a Strong Start  Change  LQ  YOY  Net Inc.  8.3%  56.8%  Dil. EPS  7.8%  44.7%

 Continued Loan Growth in 1Q15  *  (In Millions)Loan Type  3/31/14  12/31/14  3/31/15  LQA Δ  YOY Δ  Commercial  $528  $674  $695  13%  32%  Residential Mtg.  $189  $254  $260  10%  38%  Consumer  $280  $320  $326  8%  16%  Mtg. Warehouse  $102  $129  $178  154%  75%  Total Loans  $1,100  $1,362  $1,461   29%  33%

 Peoples Bancorp Acquisition  *

 *  Peoples Bancorp Franchise Overview  Established in 1925 in Auburn, IN16 F.S. Locations (IN-12 & MI-4)$3.4 Million LTM Net Income$477 Million in Total Assets$230 Million in Total Loans $358 Million in Deposits$230 Million in AUM0.27% NPAs/Assets  Data Source: Peoples company financials at or for the twelve months ended March 31, 2015Map Source: SNL Financial

HORIZON BANK

Merger Highlights

Strategic

- Aligned with Horizon's plan to expand in the states of Indiana and Michigan
- Natural expansion into contiguous Northeast Indiana
- Bolsters existing presence in Southwest Michigan
- Continued revenue diversification
- Strong core deposit base

Financial

- EPS accretion of 4.5% in 2016, first full year pro forma
- Initial TBV dilution of $0.65 with five year earn back
- Internal rate of return over 20%

Operational

- Operating leverage through cost savings estimated at 37%
- Revenue synergies through increased product offering
- Minimal credit concerns

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 *  Pro Forma Franchise  48 Full Service Locations$2.6 Billion in Assets$1.7 Billion in Loans$1.8 Billion in Deposits$1.2 Billion in AUMMarket Cap. ~ $268 Million  Horizon and Peoples company financials and pro forma analysis, excluding merger adjustments. Horizon announced intention to close Peoples’ Middlebury, IN branch. Market cap based on HBNC’s 15-day average stock price on May 20, 2015.Map Source: SNL Financial

 *  Based on Horizon’s closing price of $23.02 as of February 18, 2015  Merger Summary  Horizon Bancorp Acquiring Peoples Bancorp  Horizon Bancorp Acquiring Peoples Bancorp  Deal Price per Share (1)  $31.62  Consideration Structure  0.95 HBNC shares for each outstanding PBNI share; $9.75 in cash for each outstanding PBNI share  Aggregate Deal Value (1)  $73.1 million  Consideration Mix (1)  69% stock, 31% cash  Termination Fee  $3.5 million  Required Approvals  Customary regulatory; Horizon and Peoples shareholder approval  Anticipated Closing  Early third quarter of 2015  Social Issues  Maurice Winkler, III, Peoples CEO, to serve on Horizon Bancorp and Horizon Bank’s board of directorsRetention of Jeffrey Gatton, Peoples COO, to lead regional branch operations, training and sales efforts

 *  Source: SNL Financial; financial data as of December 31, 2014 and market data as of February 18, 2015Nationwide bank and thrift transactions announced after 12/31/2012 with target’s assets between $200 million and $1 billion, tangible common equity to tangible assets between 10.0% and 15%, LTM return on average assets between 0.25% and 1.00% and NPAs/assets less than 1.50%, excluding transactions where pricing information is unavailable  Transaction Pricing  Metric  HBNC/PBNI  ComparableTransactions (1)  Price/Tangible Book Value  124%  138%  Price/LTM Earnings  21x  21x  Core Deposit Premium  4.4%  6.9%  Market Premium  22%  33%

 *  Transaction Assumptions  Category  Assumption  Cost saves  37%  1x after-tax charges  $4.9 million  Loan mark  $3.5 million or 1.5% of total loans  Core deposit intangibles  $2.3 million or 1.0% of core deposits  Branches  Up to two branch closings in the first twelve months. One branch closing has been identified.

 Horizon’s Growth Story  *

 Horizon: A Company on the Move  OrganicExpans.(7)  St. JosephSouth BendElkhart  Lake County  Kalamazoo  Indianapolis  Carmel  M&A(7)  Anchor Mortgage  Alliance Bank  American Trust  Heartland   1st MortgageSummitPeoples  *  Assets ($ Mil.)  $721        $2,631  Loans($ Mil.)  $548        $1,691  Deposits($ Mil.)  $489        $1,823  Branches  7        48  11% CAGR  10% CAGR  11% CAGR  Note: Current financials reflect Peoples, excluding merger adjustments

Growth Opportunities in All Directions

N — Kalamazoo, Lansing & St. Joseph
Population: 883,000
Deposits: $10 billion

W — Lake & Porter Counties
Population: 657,000
Deposits: $11 billion

LEGACY
La Porte County
Population: 111,000
Deposits: $1.6 billion

E — South Bend, Elkhart & Fort Wayne
Population: 835,000
Deposits: $12 billion

S — Indianapolis & Johnson County
Population: 1.4 million
Deposits: $32 billion

Note: Data by primary counties for each market

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 2000 – 1Q15 CAGR: 13%  In Millions  Net Income History  *  Solid Historical Earnings

 *  Investing in Commercial LendersCreates Growth  Commercial Loan Balances

 *  Balanced Risk In Commercial Portfolio  Commercial Loan Composition as of March 31, 2015

 Kalamazoo and Indianapolis Loan Balances  *  Growth Markets Thriving  2014 Growth: 43%

 March 31, 2015  December 31, 2008  In Millions  2008  1Q15  CAGR  Commercial  $311  $695  13.8%  Real Estate  $291  $439  6.8%  Consumer  $280  $326  2.5%  Total  $882  $1,461  8.4%  *  Shift to Commercial

 December 31, 2008  March 31, 2015  Strong Low Cost Deposit Growth  *  In Millions  2008  1Q15  CAGR  NIB  $84  $285  21.7%  IB Trans.  $429  $905  12.7%  CDs  $329  $274  -2.8%  Total  $842  $1,465  9.3%

 *  NPLs/ Loans  Disciplined Credit Culture

 *  Why Invest In Horizon

Shareholder Value Plan - *Since 2001*

- Steady Growth in Net Book Value & EPS
- Dividends
  - Uninterrupted Dividends for more than 25 Years
  - Dividend Increases Aligned with Earnings Growth
- Improving Liquidity
  - Stock Splits in 2001, 2003, 2011 and 2012
  - Common Stock Issued in Heartland and Summit Acquisitions
- Russell 2000 Index Since 2012
- Added to Nasdaq Community Bank Index in 2014

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 Highly Regarded For Financial Performance  Top 200 Community Banks for Financial Performance Six Consecutive Years, 2008 - 2013US Banker & ABA MagazinesTop 10% of Community BanksAnnual Community Bankers Cup, 2012 & 2013Raymond JamesKBW Bank Honor Roll2011 & 2012   *

Highly Regarded In Our Communities

- **Community Relations Award**
  - Urban League of Northwest Indiana, Inc.
- **Nine out of Ten Customers Would Refer a Friend**
  - Independent Survey
- **Best Bank - Twelve out of Last Thirteen Years**
  - The News Dispatch Readers Poll
- **Best Bank for Obtaining a Business Loan**
  - Northwest Indiana Business Quarterly
- **Family Friendly Work Policies**
  - IU Health / Clarian Award

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Horizon Outperforms the MarketFor Total Shareholder Return  As of May 20, 2015; 2015 estimated EPS of $2.24 is the mean estimate from 3rd party research analystsSNL U.S. Bank: Includes all Major Exchange Banks in SNL's coverage universe.  *  Horizon Bancorp: 5-Year Total Return Comparison  P/2015 Est. EPS  10.9x  P/TBV  145%  Div. Yield  2.3%

 Thank Youfor Your Investment inHorizon Bancorp

 A NASDAQ Traded Company - Symbol HBNC

 Appendix

 *  Non-GAAP Reconciliations